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                                                                   EXHIBIT 10.83

                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT

         THIS AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT, dated as of December 27, 2002 (this "AMENDMENT"), is entered into by and among LAM RESEARCH CORPORATION, a Delaware corporation (the "LESSEE"), SCOTIABANC INC., a Delaware corporation (subject to the definition of "Lessor" in Annex A to the Participation Agreement (as defined below) the "LESSOR") and THE BANK OF NOVA SCOTIA (subject to the definition of "Rent Purchaser" in the Participation Agreement, the "RENT PURCHASER") and as Agent for the Rent Purchasers (in such capacity, the "AGENT").

                                    RECITALS

         A. The Lessee, the Lessor, the Rent Purchaser and the Agent are parties to that certain Participation Agreement, dated as of January 19, 2000 (as amended by that certain Amendment No. 1 to Participation Agreement and to certain Operative Agreements, dated as of June 22, 2001, that certain Amendment No. 2 to Participation Agreement and Limited Waiver, dated as of February 11, 2002, that certain Amendment No. 3 to Participation Agreement, dated as of March 31, 2002, and as the same may be amended, restated or otherwise modified further, the "PARTICIPATION AGREEMENT").

         B. The Lessee has requested an amendment to the EBITDAR covenant in the Participation Agreement. The Participants are willing to amend the Participation Agreement in the manner in which the Lessee desires, but only to the extent, subject to the terms and conditions, and in reliance upon the representations and warranties set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms used herein without definitions shall have the meanings given to such terms in Annex A to the Participation Agreement.

SECTION 2. AMENDMENTS TO PARTICIPATION AGREEMENT AND ANNEX A TO PARTICIPATION AGREEMENT. The Participation Agreement is hereby amended as follows:

         2.1 A new definition is added to Annex A of the Participation Agreement as follows:

                  "CONTROL AGREEMENT" shall mean the Securities Account Control Agreement by and among Lessee, Agent, Lessor and The Bank of Nova Scotia Trust Company (Cayman) Limited.

         2.2 The definition of "COLLATERAL AGENT" in Annex A to the Participation Agreement is hereby amended to read as follows:

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                  "COLLATERAL AGENT" shall mean The Bank of Nova Scotia, or, for purposes of the Pledge Agreement, as set forth in the Recitals thereto.

         2.3 The definition of "OPERATIVE AGREEMENTS" in Annex A to the Participation Agreement is hereby amended by adding a new item (e): "The Control Agreement".

         2.4 The definition of "VALUE" in Annex A to the Participation Agreement is hereby amended to read as follows:

                  "VALUE" shall have the meaning given it in Section 1 of the Pledge Agreement for purposes thereof, and, with respect to the Collateral Account, shall mean the aggregate Dollar value of the principal balances thereof on the date of determination.

         2.5 SECTION 5.4 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

                  "Lessee shall deliver Pledged Collateral (as defined below) to the Collateral Agent in an amount equal to 100% of the aggregate outstanding Advances. Thereafter, the Lessee covenants to maintain the Value of the Pledged Collateral at a level equal to 100% of the aggregate outstanding Advances, and within two (2) Business Days after receipt of notice from the Collateral Agent that the Value of the Pledged Collateral is less than 100% of the aggregate outstanding Advances, the Lessee shall be obligated to deliver Pledged Collateral in an amount required to maintain the Value of the Pledged Collateral at a level equal to 100% of the aggregate outstanding Advances. Lessee hereby assigns, pledges, hypothecates, charges, mortgages, delivers and transfers to Collateral Agent, for its benefit and the ratable benefit of each of the Participants, and hereby grants to Collateral Agent, for its benefit and the ratable benefit of each of the Participants, a continuing first priority security interest in and against all right, title and interest, whether beneficial or otherwise, of Lessee in and to the following, whether now or hereafter existing or acquired by Lessee (collectively, the "Pledged Collateral"): Account No. 4929 maintained by Lessee with The Bank of Nova Scotia Trust Company (Cayman) Limited (the "Collateral Account"), and the securities, securities entitlements or other investment property, instruments and financial assets contained or at any time held or maintained in the Collateral Account, together with all investment property, instruments and financial assets substituted therefore or for any part thereof, all interest, dividends, increases, profits, new financial assets or other increments, distributions or rights of any kind received on account of any of the foregoing, and all other income received in connection therewith and all products or proceeds thereof (whether cash or non-cash). For so long as Lessee maintains the Pledged Collateral in accordance with this Section 5.4 the Applicable Margin shall be forty basis points (0.40%)."

         2.6 SECTION 9.3(i)(v) of the Participation Agreement is hereby modified by replacing the amount "$450,000,000" in line two thereof with the amount "$350,000,000".

         2.7 SECTION 9.3(i)(vi) of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

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                           (vi)     MINIMUM QUARTERLY EBITDAR.

                                    (A)      Beginning with the Fiscal Quarter
                                    ending in June 2002 through and including the Fiscal Quarter ending in June 2003, maintain EBITDAR of not less than the following for the applicable period:

----------------------------------------------------------
         PERIOD                           MINIMUM EBITDAR
----------------------------------------------------------
For the Fiscal Quarter                      $ 5,000,000
ending in June 2002

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For the Fiscal Quarter                      $10,000,000
ending in September 2002

----------------------------------------------------------
For the Fiscal Quarter                      $10,000,000
ending in December 2002

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For the Fiscal Quarter                      $10,000,000
ending in March 2003

----------------------------------------------------------
For the Fiscal Quarter                      $15,000,000
ending in June 2003

----------------------------------------------------------

SECTION 3. REFERENCE TO AND EFFECT ON THE PARTICIPATION AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Participation Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Participation Agreement as amended by this Amendment, and each reference in any other document in which the Participation Agreement is referenced shall also mean and be a reference to the Participation Agreement as amended by this Amendment.

SECTION 4. REFERENCES TO "PLEDGED COLLATERAL". Upon the effectiveness of this Amendment, each reference in the Operative Agreements to "Pledged Collateral" shall, after the date hereof, be understood to refer to collateral pledged pursuant to either or both of the Pledge Agreement and Section 5.4 of the Participation Agreement.

SECTION 5. LIMITATION OF AMENDMENTS. The amendments set forth in SECTION 2, above, shall be limited precisely as written and shall not be deemed to (i) be an amendment to any other term or condition of the Participation Agreement,
(ii) prejudice any right or remedy which any party may now have or may have in the future under or in connection with the Participation Agreement or any other Operative Agreement, or (iii) be a consent to any future amendment.

SECTION 6. REPRESENTATIONS AND WARRANTIES. In order to induce the Participants to enter into this Amendment, the Lessee hereby represents and warrants to each Participant as follows:

         6.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Participation Agreement and in the other Operative Agreements

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(other than those which expressly speak as of a particular date, which shall be true as of such date) are true, accurate and complete in all material respects as of the date hereof and (b) no Default or Event of Default attributable to the Lessee has occurred and is continuing;

         6.2 The Lessee has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Participation Agreement, as amended by this Amendment, and each of the other Operative Agreements to which it is a party;

         6.3 The certificate of incorporation, bylaws and other organizational documents of the Lessee delivered to the Participants as a condition precedent to the effectiveness of the Participation Agreement and the other Operative Agreements are true, accurate and complete and have not been amended, supplemented or restated, except to the extent that copies thereof have been previously provided to Agent, and are and continue to be in full force and effect;

         6.4 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of the Lessee;

         6.5 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting the Lessee, (b) the certificate of incorporation, bylaws or other organizational documents of the Lessee, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Lessee, or (d) any contractual restriction binding on or affecting the Lessee; and

         6.6 The execution and delivery by the Lessee of this Amendment and the performance by the Lessee of its obligations under the Participation Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, except as already has been obtained or made.

SECTION 7. FEES AND EXPENSES. The Lessee agrees to pay to the Agent, upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which the Agent may incur in connection with the preparation, documentation, and negotiation of this Amendment.

SECTION 8. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall be deemed effective as of the date set forth in the preamble to this Amendment once each of the following conditions shall have been satisfied:

         (a) The Agent shall have received a copy of this Amendment originally executed by the Lessee and the Rent Purchasers;

         (b) The Agent shall have received a copy of the Control Agreement originally executed by Lessee and the securities intermediary with respect to the Collateral Account;

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         (c)      The Agent shall have received confirmation of the filing of a
UCC financing statement with respect to the Pledged Collateral; and

         (b) In consideration of the Rent Purchasers agreeing to enter into this Amendment, the Agent shall have received, for the ratable benefit of the Rent Purchasers and the Lessor, in immediately available funds, an amendment fee equal to 0.25% of the Aggregate Commitment Amount.

SECTION 9. FULL FORCE AND EFFECT; REAFFIRMATION. It is hereby agreed that all terms and conditions of the Participation Agreement and the other Operative Agreements, as previously amended to date, shall remain in full force and effect as amended pursuant to the terms of this Amendment. The Lessee hereby reaffirms its obligations under each of the Operative Agreements to which it is a party.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

LESSEE                            LAM RESEARCH CORPORATION

                                  By: /s/ Craig Garber
                                  Name: Craig Garber
                                  Title: Vice President of Finance and Treasurer

LESSOR                            SCOTIABANC INC.

                                  By: /s/ William E. Barrett
                                  Name: William E. Barrett
                                  Title: Managing Director

AGENT AND RENT PURCHASER          THE BANK OF NOVA SCOTIA, as the Agent and as
                                  the Rent Purchaser

                                  By: /s/ L.A. Beard
                                  Name: L.A. Beard
                                  Title: Director, Technology Group

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